                                                                    EXHIBIT 10.5

                          TRADEMARK SECURITY AGREEMENT

         THIS TRADEMARK SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of November 20, 2002 by BLUE RHINO CORPORATION, a Delaware corporation, CPD ASSOCIATES, INC., a North Carolina corporation, and UNIFLAME CORPORATION, a Delaware corporation (collectively, the "Grantors"), in favor of BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") under the Credit Agreement (as defined below).

         The Grantors own certain trademarks and service marks, including those trademark registrations and trademark applications listed on Schedule 1 annexed hereto, and are parties to the trademark licenses listed on Schedule 2 annexed hereto; and

         Pursuant to the terms of the Collateral Agreement dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Collateral Agreement"), between the Grantors and the Administrative Agent, the Grantors have granted to the Administrative Agent a security interest in certain assets of the Grantors, including all right, title and interest of each of the Grantors in, to and under all Trademark Collateral (as hereinafter defined) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by Blue Rhino Corporation, as Borrower (the "Borrower") under the Credit Agreement, dated of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto and the Administrative Agent, and the other Loan Documents described in the Credit Agreement. All capitalized terms defined in the Credit Agreement or the Collateral Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement or the Collateral Agreement, as applicable.

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Credit Extensions to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, as follows:

         1. GRANT OF SECURITY INTEREST. Each Grantor does hereby grant to the Administrative Agent a- continuing security interest in all of such Grantor's right, title and interest in, to and under all of the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now existing or hereafter created or acquired, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

                  (a) all Trademarks, including, without limitation, each Trademark referred to in Schedule 1 annexed hereto together with any divisions or renewals thereof;

                  (b) all Trademark Licenses and other agreements providing the Grantor with the right to use, or pursuant to which such Grantor provides the right to use, any of the items described in Section 1(a), including each Trademark license referred to in Schedule 2 annexed hereto;

                  (c) all of the goodwill of the business connected with the use of, and symbolized by, each item described in Section 1(a) or Section 1(b);

                  (d) the right to sue third parties for past, present or future infringements of any Trademark Collateral described in Section 1(a) and, to the extent applicable, Section 1(b); and

                  (e) all products and proceeds of, and the rights associated with, the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred to in Schedule 1 and the trademarks licensed under any Trademark License, (ii) injury to the goodwill associated with the use of any such Trademark, Trademark registration or trademark licensed under any Trademark License, or (iii) breach or enforcement of any Trademark license.

         2. OTHER SECURITY INTERESTS. This security interest is granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to, those set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provisions of this Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

         3. RESTRICTIONS ON FUTURE AGREEMENTS. Each Grantor agrees that until all Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, such Grantor will not, without the Administrative Agent's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement if such action would reasonably be expected to materially adversely affect the fair market value of the Trademark Collateral or the benefits of this Agreement to the Administrative Agent, and each Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would materially adversely affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement.

         4. NEW TRADEMARKS. Each Grantor represents and warrants to the Administrative Agent that the Trademarks listed on Schedule 1 and the Trademark Licenses listed on Schedule 2 constitute all of the Trademarks now owned by or licensed to such Grantor for which registrations have been issued or applied for in the United States Patent and Trademark Office. If, before the Obligations have been satisfied in full and the Credit Agreement terminated, the Grantor shall (i) obtain rights to any new trademarks, trademark registrations or applications or tradenames used in the United States or in any foreign country or (ii) become entitled to the benefit of any trademark application, trademark, trademark registration or tradename used in the United States or in any foreign country, the provisions of Section 1 above shall automatically apply thereto and the Grantor shall give to the Administrative Agent prompt written notice thereof. The Grantor hereby authorizes the Administrative Agent to modify this Agreement upon such written notice by amending Schedule 1 and Schedule 2 to include any future trademarks, trademark registrations, trademark applications, tradenames and license agreements which are Trademarks, as applicable, under Section 1 above or under this Section 4.

         5. LENDERS NOT LIABLE. Neither the Administrative Agent nor any Lender by virtue of this Agreement assumes any obligations whatsoever in respect of the Trademark Collateral including, without limitations, any obligation to renew registrations of or defend the validity, enforceability or distinctiveness of the Trademark Collateral.

         6. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy) and all of said counterparts, taken together, shall be deemed to constitute one and the same instrument.

         7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Grantors and shall inure to the benefit of the Grantors, the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Grantors have caused this Trademark Security Agreement to be duly executed by their duly authorized officer thereunto, all as of the date first set forth above.

                           BLUE RHINO CORPORATION,
                           as Grantor


                           By:  /s/ Mark Castaneda
                                -----------------------------------------------
                                    Name:    Mark Castaneda
                                    Title:   Executive Vice President and Chief
                                             Financial Officer


                           CPD ASSOCIATES, INC., as Guarantor


                           By:  /s/ Mark Castaneda
                                -----------------------------------------------
                                    Name:    Mark Castaneda
                                    Title:   Vice President


                           UNIFLAME CORPORATION, as Grantor

                           By:  /s/ Kurt Gehsmann
                                -----------------------------------------------
                                    Name:    Kurt Gehsmann
                                    Title:   Vice President

                           [Signature Pages Continue]

                                 ACKNOWLEDGMENT



STATE OF NORTH CAROLINA

COUNTY OF FORSYTH

         I, Abbye R. Caudle, a Notary Public for said County and State, do hereby certify that Mark Castaneda personally appeared before me this day and stated that he is Exec. VP & CFO of BLUE RHINO CORPORATION and acknowledged the due execution of the foregoing instrument.

         Witness my hand and official seal, this 13th day of November, 2002.

                                           /s/ Abbye R. Caudle
                                  ---------------------------------------
                                  Notary Public



My commission expires:

         9/26/04
------------------------

                                 ACKNOWLEDGMENT



STATE OF NORTH CAROLINA

COUNTY OF FORSYTH

         I, Abbye R. Caudle, a Notary Public for said County and State, do hereby certify that Mark Castaneda personally appeared before me this day and stated that he is Vice President of CPD ASSOCIATES, INC. and acknowledged the due execution of the foregoing instrument.

         Witness my hand and official seal, this 13th day of November, 2002.

                                           /s/ Abbye R. Caudle
                                  ---------------------------------------
                                  Notary Public



My commission expires:

         9/26/04
------------------------

                                 ACKNOWLEDGMENT



STATE OF NORTH CAROLINA

COUNTY OF FORSYTH

         I, Abbye R. Caudle a Notary Public for said County and State, do hereby certify that Kurt Gehsmann personally appeared before me this day and stated that he is Vice President of UNIFLAME CORPORATION and acknowledged the due execution of the foregoing instrument.

         Witness my hand and official seal, this 13th day of November, 2002.

                                           /s/ Abbye R. Caudle
                                  ---------------------------------------
                                  Notary Public



My commission expires:

         9/26/04
------------------------

Agreed and Accepted as of November 20, 2002.

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:  /s/ Michael Brashler
      --------------------------------------
         Name:    Michael Brashler
         Title:   Vice President and Senior Agency Officer


                            [Acknowledgment Follows]

Schedule 1

----------------------- --------------------- -------------------- --------------------- --------------------
INTELLECTUAL              TRADEMARK            DATE OF FIRST USE       EFFECTIVE OR            STATUS
PROPERTY MARK               OWNER                 IN COMMERCE         FILING DATE OF
                                                                     REGISTRATION OR
                                                                       APPLICATION
----------------------- --------------------- -------------------- --------------------- --------------------
AMERICA'S               BLUE RHINO            April 20, 1999           May 6, 1999       Affidavit of use
CHOICE FOR              CORPORATION                                                      due after April
GRILL GAS               104 Cambridge                                                    10, 2006, but
                        Plaza Drive                                                      before April 10,
Reg. No.                Winston-Salem,                                                   2007; renewal due
2,443,339               NC 27104                                                         April 10, 2011
Registered: April
10, 2001
----------------------- --------------------- -------------------- --------------------- --------------------
BISON                   BLUE RHINO            February 24, 1998     September 1, 1998    Affidavit of use
                        CORPORATION                                                      due after July 13,
Reg. No.                104 Cambridge                                                    2004, but before
2,261,216               Plaza Drive                                                      July 13, 2005;
Registered July         Winston-Salem,                                                   renewal due July
13, 1999                NC 27104                                                         13, 2009.
----------------------- --------------------- -------------------- --------------------- --------------------
BISON Design            BLUE RHINO            February 24, 1998     September 1, 1998    Affidavit of use
                        CORPORATION                                                      due after July 13,
Reg. No.                104 Cambridge                                                    2004, but before
2,261,220               Plaza Drive                                                      July 13, 2005;
Registered July         Winston-Salem,                                                   renewal due July
13, 1999                NC 27104                                                         13, 2009.
----------------------- --------------------- -------------------- --------------------- --------------------
BLUE RHINO & Design     CPD ASSOCIATES, INC.  March 24, 1994           May 23, 1994      Renewal due June
                        104 Cambridge Plaza                                              13, 2005
Reg. No. 1,898,501      Drive
Registered: June 13,    Winston-Salem, NC
1995                    27104
----------------------- --------------------- -------------------- --------------------- --------------------
DURACLAY                BLUE RHINO            April 16, 1996          July 16, 1996      Affidavit of use
                        CORPORATION                                                      due after May 6,
Reg. No. 2,059,459      104 Cambridge Plaza                                              2002, but before
Registered May 6, 1997  Drive                                                            May 6, 2003;
                        Winston-Salem, NC                                                renewal due May 6,
                        27104                                                            2007.
----------------------- --------------------- -------------------- --------------------- --------------------
ENDLESS SUMMER          BLUE RHINO            September 2, 1998      August 25, 1998     Application
                        CORPORATION                                                      pending; Statement
Reg. No. 2,493,024      104 Cambridge Plaza                                              of Use accepted
Registered: September   Drive                                                            March 20, 2001,
25, 2001                Winston-Salem, NC                                                application will
                        27104                                                            register in due
                                                                                         course.
----------------------- --------------------- -------------------- --------------------- --------------------


-----------------------  ------------------------------------------
INTELLECTUAL              DESCRIPTION OF GOODS AND
PROPERTY MARK               SERVICES/INT. CLASSES


-----------------------  ------------------------------------------
AMERICA'S                Propane gas (Int. 4); Metal propane gas
CHOICE FOR               cylinders (Int. 6); and exchanging and
GRILL GAS                refurbishing propane gas cylinders (Int.
                         37).
Reg. No.
2,443,339
Registered: April
10, 2001
-----------------------  ------------------------------------------
BISON                    Manually operated valves made primarily
                         of metal for use on propane gas tanks
Reg. No.                 (Int. 6).
2,261,216
Registered July
13, 1999
-----------------------  ------------------------------------------
BISON Design             Manually operated valves made primarily
                         of metal for use on propane gas tanks
Reg. No.                 (Int. 6).
2,261,220
Registered July
13, 1999
-----------------------  ------------------------------------------
BLUE RHINO & Design      Propane gas (Int. 4) and metal propane
                         gas cylinders (Int. 6).
Reg. No. 1,898,501
Registered: June 13,
1995
-----------------------  ------------------------------------------
DURACLAY                 Planters for gardening (Int. 21).

Reg. No. 2,059,459
Registered May 6, 1997


-----------------------  ------------------------------------------
ENDLESS SUMMER           Portable Propane heaters (Int. 11).

Reg. No. 2,493,024
Registered: September
25, 2001


-----------------------  ------------------------------------------

----------------------- --------------------- -------------------- --------------------- --------------------
ENDLESS SUMMER          CPD ASSOCIATES, INC.          N/A           February 14, 2001    Application pending
                        104 Cambridge Plaza
                        Drive
                        Winston-Salem, NC
                        27104
Serial No. 76/212,933


APPLICATION BEING
PROSECUTED BY
LAWRENCE J. CRAIN



-----------------------  ------------------------------------------
ENDLESS SUMMER           Propane gas; firewood and gelled alcohol
                         fuel
                         (Int. 4); Manually operated valves made
                         primarily of metal for use on propane
                         gas tanks; metal propane gas cylinders;
Serial No. 76/212,933    and metal goods namely metal trellises,
                         door stops, metal weather vanes,
                         freestanding tool racks, andirons,
APPLICATION BEING        baskets, hooks, log racks, fireplace
PROSECUTED BY            fenders, sculptures composed of
LAWRENCE J. CRAIN        non-precious metal, storage boxes (Int.
                         6); Hand tools, namely shovels, trowels,
                         rakes, hoes, pokers and tongs; barbecue
                         hand-tools and utensils, namely forks and
                         tongs (Int. 8); Portable electric heaters;
                         portable gas heaters; fireplace inserts
                         composed of andirons, artificial logs and
                         artificial embers fueled by gas,
                         electricity, or alcohol; gas pilots;
                         barbecue grills, replacement barbecue
                         burners and cooking grills; and fitted
                         and/or semi-fitted barbecue grill covers;
                         ornamental outdoor fountains; outdoor
                         fireplaces (Int. 11); Furniture and
                         articles, namely plant stands, garden
                         furniture, non-metal weather vanes,
                         free-standing non-metal tool racks,
                         fireplace screens, benches, magazine racks,
                         domestic fireplace bellows, hangers for
                         fireplace accessories; (Int. 20); Planters
                         for gardening; house wares and glass, namely
                         plant holders, flower pots and vases; wood
                         baskets, fireplace brushes, ash buckets, ash
                         bins, metal buckets/pots, teapots not of
                         precious metal; and barbecue hand-tools and
                         utensils, namely spatulas, scraping and
                         basting brushes; insect traps (Int. 21);
                         Distributorships featuring new, used and
                         reconditioned heaters; independent sales
                         representatives in the fields of new, used
                         and reconditioned heaters; wholesale and
                         retail sales and leasing of new, used and
                         reconditioned heaters (Int. 35); and
                         Installation, repair and maintenance of
                         heaters and leasing of heaters; exchanging
                         and refurbishing propane gas cylinders (Int.
                         37).
-----------------------  ------------------------------------------

----------------------- --------------------- -------------------- --------------------- --------------------
ENDLESS SUMMER COMFORT  BLUE RHINO            September 2, 1998      August 25, 1998     Affidavit of use
                        CORPORATION                                                      due after January
                        104 Cambridge Plaza                                              16, 2006, but
                        Drive                                                            before January 16,
Reg. No. 2,421,880      Winston-Salem, NC                                                2007; renewal due
Registered: January     27104                                                            January 16, 2011.
16, 2001

----------------------- --------------------- -------------------- --------------------- --------------------
ENJOY OUTDOOR LIVING    BLUE RHINO                                     May 6, 1999       APPLICATION
- LONGER                CORPORATION                                                      ABANDONED FOR
                        104 Cambridge Plaza                                              FAILURE TO FILE A
                        Drive                                                            STATEMENT OF USE
                        Winston-Salem, NC                                                EFFECTIVE NOVEMBER
                        27104                                                            26, 2000



----------------------- --------------------- -------------------- --------------------- --------------------
GARDEN ART              BLUE RHINO            January 1, 1997        August 18, 1995     Affidavit of use
                        CORPORATION                                                      due after
Reg. No. 2,191,603      104 Cambridge Plaza                                              September 22,
Registration No.        Drive                                                            2003, but before
September 22, 1998      Winston-Salem, NC                                                September 22,
                        27104                                                            2004; renewal due
                                                                                         September 22, 2008.







----------------------- --------------------- -------------------- --------------------- --------------------
GRILL AFICIONADO        CPD ASSOCIATES, INC.  N/A                   September 24, 2001   Affidavit of use
                        104 Cambridge Plaza                                              due - date TBD
Application No.         Drive
76/316,142              Winston-Salem, NC
                        27104
----------------------- --------------------- -------------------- --------------------- --------------------
GRILL GAS & Design      BLUE RHINO            September 7, 1999        May 6, 1999       Affidavit of use
                        CORPORATION                                                      due after May 22,
Reg. No. 2,454,250      104 Cambridge Plaza                                              2006, but before
Registered: May 22,     Drive                                                            May 22, 2007;
2001                    Winston-Salem, NC                                                renewal due May
                        27104                                                            22, 2011.
----------------------- --------------------- -------------------- --------------------- --------------------
HARMONY                 UNIFLAME                      N/A            October 18, 2000    Application
                        Corporation                                                      pending; non-final
Serial No. 76/148,835   1817 North Kenosha                                               action mailed
                        Road                                                             March 26, 2001
APPLICATION BEING       Zion, Illinois 60095
PROSECUTED BY
LAWRENCE J. CRAIN
----------------------- --------------------- -------------------- --------------------- --------------------


-----------------------  ------------------------------------------
ENDLESS SUMMER COMFORT   Distributorships featuring new, used,
                         and reconditioned heaters; independent
                         sales representatives in the fields of
                         new, used, and reconditioned heaters;
Reg. No. 2,421,880       wholesale and retail sales of new, used,
Registered: January      and reconditioned heaters (Int. 35); and
16, 2001                 Installation, repair, and maintenance of
                         heaters and leasing of heaters (Int. 37).
-----------------------  ------------------------------------------
ENJOY OUTDOOR LIVING     Portable propane heaters (Int. 11);
- LONGER                 Distributorships featuring new, used,
                         and reconditioned heaters; independent
                         sales representatives in the fields of
                         new, used, and reconditioned heaters;
                         wholesale and retail sales of new, used,
                         and reconditioned heaters (Int. 35); and
                         Installation, repair, and maintenance of
                         heaters and leasing of heaters (Int. 37).
-----------------------  ------------------------------------------
GARDEN ART               Metal goods, namely, metal trellises,
                         door stops, metal weather vanes, and
Reg. No. 2,191,603       freestanding metal tool racks (Int. 6);
Registration No.         Hand tools, namely, shovels, trowels,
September 22, 1998       forks, rakes, and hoes (Int. 8);
                         Non-metallic building materials, namely,
                         non-metal trellises and wooden fencing
                         stays (Int. 19); Furniture and articles,
                         namely, plant stands; garden furniture,
                         non-metal weather vanes; free-standing
                         non-metal tool racks (Int. 20); and
                         Housewares and glass, namely, plant
                         holders, flower pots, and vases (Int.
                         21).
-----------------------  ------------------------------------------
GRILL AFICIONADO         Propane Gas (Int. 4); Cooking utensils
                         (Int. 21); Educational services (Int.
Application No.          Class 41); Consulting Services (Class 42)
76/316,142

-----------------------  ------------------------------------------
GRILL GAS & Design       Propane gas (Int. 4); Metal propane gas
                         cylinders (Int. 6); and exchanging and
Reg. No. 2,454,250       refurbishing propane gas cylinders (Int.
Registered: May 22,      37).
2001

-----------------------  ------------------------------------------
HARMONY                  Giftware, including fountains, ceramics,
                         candles and candle holders (Int. 21).
Serial No. 76/148,835

APPLICATION BEING
PROSECUTED BY
LAWRENCE J. CRAIN
-----------------------  ------------------------------------------

----------------------- --------------------- -------------------- --------------------- --------------------
RHINOTUFF               CPD ASSOCIATES, INC.    April 15, 1996      February 29, 1996    Affidavit of use
                        104 Cambridge Plaza                                              due after October
Reg. No. 2,102,712      Drive                                                            7, 2002, but
Registered: October     Winston-Salem, NC                                                before October 7,
7, 1997                 27104                                                            2003; renewal due
                                                                                         October 7, 2007.
----------------------- --------------------- -------------------- --------------------- --------------------
SHIPPINGSPOT            CPD ASSOCIATES, INC.          N/A          Filed April 23, 2001  Application pending
                        104 Cambridge Plaza
Serial No. 76/245,033   Drive
                        Winston-Salem, NC
                        27104
----------------------- --------------------- -------------------- --------------------- --------------------
SHIPPINGSPOT            CPD ASSOCIATES, INC.          N/A          Filed September 24,   Application pending
                        104 Cambridge Plaza                                2001
Design                  Drive
                        Winston-Salem, NC
Serial No. 76/316,141   27104
----------------------- --------------------- -------------------- --------------------- --------------------
SKEETERVAC              CPD ASSOCIATES, INC.          N/A          Filed April 5, 2002   Application pending
                        104 Cambridge Plaza
Application No.:        Drive
76/392,024              Winston-Salem, NC
                        27104
----------------------- --------------------- -------------------- --------------------- --------------------
TRI-SAFE                                        January 1, 1998       March 2, 1998      Affidavit of use
                                                                                         due after June 29,
Reg. No. 2,256,865      CPD ASSOCIATES, INC.                                             2004, but before
Registered: June 29,    104 Cambridge Plaza                                              June 29, 2005;
1999                    Drive                                                            renewal due June
                        Winston-Salem, NC                                                29, 2009.
Note - moved from       27104
Pederson Haupt to A&B
2.02
----------------------- --------------------- -------------------- --------------------- --------------------
UNIFLAME                BLUE RHINO                 June 1990         January 10, 1997    Affidavit of use
                        CORPORATION                                                      due after March 3,
Reg. No. 2,140,530      104 Cambridge Plaza                                              2003, but before
Registered March 3,     Drive                                                            March 3, 2004;
1998                    Winston-Salem, NC                                                renewal due March
                        27104                                                            3, 2008.
----------------------- --------------------- -------------------- --------------------- --------------------

-----------------------  ------------------------------------------
RHINOTUFF                Removable cylindrical plastic coverings
                         for protecting and labeling reusable gas
Reg. No. 2,102,712       cylinders (Int. 20).
Registered: October
7, 1997
-----------------------  ------------------------------------------
SHIPPINGSPOT             Computer hardware and software (Int. 9);
                         Cooperative advertising and marketing
Serial No. 76/245,033    (Int. 35); Shipping enablement services;
                         packing and storing of goods and parcels
                         for transport and arranging for
                         transport with a carrier; (Int. 39);
                         Technical consulting services regarding
                         computer hardware and software (Int. 42).
-----------------------  ------------------------------------------
SHIPPINGSPOT             Computer hardware and software (Int. 9);
                         Cooperative advertising and marketing
Design                   (Int. 35); Shipping enablement services;
                         packing and storing of goods and parcels
Serial No. 76/316,141    for transport and arranging for
                         transport with a carrier; (Int. 39);
                         Technical consulting services regarding
                         computer hardware and software (Int. 42).
-----------------------  ------------------------------------------
SKEETERVAC               Propane devices for exterminating
                         insects (Int. Class 7).
Application No.:
76/392,024
-----------------------  ------------------------------------------
TRI-SAFE                 Safety device in the nature of a floater
                         piece for use in propane cylinder valves
Reg. No. 2,256,865       to prevent overfilling of the propane
Registered: June 29,     cylinder (Int. 9).
1999

Note - moved from
Pederson Haupt to A&B
2.02
-----------------------  ------------------------------------------
UNIFLAME                 Firewood and gelled alcohol fuel (Int.
                         4); Metal products, namely andirons,
Reg. No. 2,140,530       wood baskets, hooks, log racks,
Registered March 3,      freestanding tool racks, fireplace
1998                     fenders, sculptures composed of
                         non-precious metal, storage boxes (Int.
                         6); Hand tools, namely, shovels, pokers,
                         and tongs (Int. 8); Portable electric
                         heaters; fireplace inserts composed of
                         andirons, artificial logs and artificial
                         embers fueled by gas, electricity, or
                         alcohol; gas pilots; (Int. 11); Fire log
                         tote bags (Int. 18): Fireplace mantels
                         and fireplace surrounds (Int. 19);
                         Fireplace screens, benches, magazine
                         racks, domestic fireplace bellows,
                         hangers for fireplace accessories (Int.
                         20); Woodbaskets of wood, fireplace
                         brushes, ash buckets, ash bins, metal
                         buckets/pots, teapots not of precious
                         metal (Int. 21); Matches, matchboxes
                         composed of non-precious metal (Int. 34).
-----------------------  ------------------------------------------

----------------------- --------------------- -------------------- --------------------- --------------------
UNIFLAME                UNIFLAME                      N/A             March 3, 1998      Application pending
                        Corporation
                        1817 North Kenosha
Serial No. 76/249,710   Road
                        Zion, Illinois 60095


----------------------- --------------------- -------------------- --------------------- --------------------
UNIGRILL                BLUE RHINO            February 1, 1997      November 20, 1996    Affidavit of use
                        CORPORATION                                                      due after May 4,
Reg. No. 2,243,212      104 Cambridge Plaza                                              2004, but before
Registered May 4, 1999  Drive                                                            May 4, 2005;
                        Winston-Salem, NC                                                renewal due May 4,
                        27104                                                            2009.

----------------------- --------------------- -------------------- --------------------- --------------------

-----------------------  ------------------------------------------
UNIFLAME                 Propane gas (Int. 4); Manually operated
                         valves made primarily of metal for use
                         on propane tanks; metal propane gas
Serial No. 76/249,710    cylinders; and metal goods, namely,
                         metal trellises, doorstops, metal
                         weather vanes, baskets (Int. 6); Hand tools,
                         namely, trowels, rakes and hoes; barbeque
                         hand tools and utensils, namely forks and
                         tongs (Int. 8); Portable gas heaters;
                         barbeque grills, replacement barbeque
                         burners and cooking grills; fitted and/or
                         semi-fitted barbeque grill covers;
                         ornamental outdoor fountains; outdoor
                         fireplaces (Int. 11); Furniture and
                         articles, namely plant stands, garden
                         furniture, non-metal weather vanes,
                         free-standing non-metal tool racks (Int.
                         20); Planters for gardening, housewares and
                         glass, namely, plant holders, flower pots,
                         and vases, barbeque hand tools and utensils,
                         namely spatulas, scraping and basting
                         brushes; insect traps (Int. 21);
                         Distributorships featuring new, used and
                         reconditioned heaters; independent sales
                         representatives in the files of new, used
                         and reconditioned heaters; wholesale and
                         retail sales and leasing of new, used and
                         reconditioned heaters (Int. 35); and
                         Installation, repair and maintenance of
                         heaters and leasing of heaters; exchange and
                         refurbishing propane gas cylinders (Int.
                         37).
-----------------------  ------------------------------------------
UNIGRILL                 Barbecue grills; fitted and/or
                         semi-fitted barbecue grill covers  (Int.
Reg. No. 2,243,212       8); Barbecue hand-tools and utensils,
Registered May 4, 1999   namely, spatulas and scraping and
                         basting brushes (Int. 11); Barbecue
                         hand-tools and utensils, namely, forks,
                         and tongs  (Int. 21).
-----------------------  ------------------------------------------

                                   Schedule 2
                                  to Trademark
                               Security Agreement


                                      None